    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 26, 1996
-------------------------------------------------------------------------------
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                                                     REGISTRATION NO. 33-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM S-3
                              REGISTRATION STATEMENT
                                     Under
                            The Securities Act of 1933

                          DUKE REALTY INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)


           Indiana                                       35-1740409
  (State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

                             8888 Keystone Crossing
                                   Suite 1200
                           Indianapolis, Indiana 46240
  (Address, including zip code, and telephone number, including area code, of principal executive offices)

                                 Thomas L. Hefner
                              8888 Keystone Crossing
                                    Suite 1200
                            Indianapolis, Indiana 46240
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    Copy to:
                             Alan W. Becker, Esq.
                             Bose McKinney & Evans
                     135 North Pennsylvania Street, Suite 2700
                         Indianapolis, Indiana 46204
                                 (317-684-500)

   Approximate date of commencement of proposed sale to public: As soon as practicable after the effective date of this Registration Statement.
   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / X / 33-54997
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /



                        CALCULATION OF REGISTRATION FEE
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                             Proposed Maximum
  Title of Each Class            Aggregate              Amount of
  of Securities to be            Offering              Registration
      Registered                 Price (1)                  Fee
---------------------------------------------------------------------------
Common Stock,
  $.01 par value . . .          $18,775,000              $6,474.14
---------------------------------------------------------------------------
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(1) Estimated solely for the purpose of calculating the registration fee.
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

             INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   The information in the Registration Statement filed by Duke Realty Investments, Inc. with the Securities and Exchange Commission, File No. 33-54997, pursuant to the Securities Act of 1933, as amended, is incorporated by reference into this Registration Statement.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on March 25, 1996.


                                    Duke Realty Investments, Inc.


                                    By:  /s/ Dennis D. Oklak
                                         --------------------------
                                         Dennis D. Oklak
                                         Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on March 25, 1996 by the following persons in the capacities indicated.


SIGNATURE                        TITLE


    John W. Wynne*           Director and Chairman of the Board
----------------------
    John W. Wynne


    Thomas L. Hefner*        Director and President and
----------------------       Chief Executive Officer
    Thomas L. Hefner         (Principal Executive Officer)


    Daniel C. Staton*        Director and Executive Vice
----------------------       President and Chief Operating Officer
    Daniel C. Staton         (Principal Operating OFficer)


    Darell E. Zink, Jr.*     Director and Executive Vice President,
----------------------       Chief Financial Officer and Assistant
    Darell E. Zink, Jr.      Secretary (Principal Accounting Officer)


    Geoffrey Button*         Director
----------------------
    Geoffrey Button


    Ngaire E. Cuneo*         Director
----------------------
    Ngaire E. Cuneo


    Howard L. Feinsand*      Director
----------------------
    Howard L. Feinsand


    John D. Peterson*        Director
----------------------
    John D. Peterson


    James E. Rogers*         Director
----------------------
    James E. Rogers


    Lee Stanfield*           Director
----------------------
    Lee Stanfield


    Jay J. Strauss*          Director
----------------------
    Jay J. Strauss


* By: /s/ Dennis D. Oklak
      ----------------------
          Dennis D. Oklak
          Attorney-in-Fact
